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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): October 2, 2000




                        COMMUNITY MEDICAL TRANSPORT, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-24640                  13-3507464
(State or Other Jurisdiction        (Commission              (IRS Employer
    of Incorporation)               File Number)            Identification No.)



                     4 Gannet Drive, White Plains, NY 10604
                    (Address of Principal Executive Offices)




                                 (914) 697-9233
              (Registrant's Telephone Number, Including Area Code)



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Item 4. Change in Registrant's Certifying Accountant.

(1)(a)(i) On October 2, 2000, the Company was notified that Edward Isaacs & Company LLP had merged with McGladery & Pullen, LLP and that Edward Isaacs & Company LLP would no longer be the auditor for the Registrant. McGladery & Pullen, LLP was appointed as the Registrant's new auditor.

(1)(a)(ii) The auditor's reports from Edward Isaacs & Company LLP for the Regsitrant's past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles. The December 31, 1999 opinion was qualified as to uncertainty about the Regisatrant's ability to continue as a going concern.

(1)(a)(iii) The decision to engage McGladery & Pullen, LLP was recommended by the board of directors.

(1)(a)(1)(iv) There were no reportable events of the type described in
Item 304(a)(1)(iv)(A) through (C) of Regulation S-K.

(1)(a)(1)(v)(B) There were no reportable events of the type described in
Item 304(a)(1)(v)(A) through (D).

(2) On October 2, 2000 the Company appointed McGladery & Pullen, LLP as its independent public accounting firm to audit the Company's financial statements for the fiscal year ending December 31, 2000.

(2)(i) The Company has not previously consulted McGladery & Pullen, LLP on any application of accounting principles, discrepancies or reportable events.

(2)(ii) There were no disagreements of the type described in Item 304(a)(1)(iv) of Regulation S-K and no consultations with McGladery & Pullen, LLP, P.C. regarding any matters that were reportable events as described in paragraph 304(a)(1)(v) of Regulation S-K.

(3) The Registrant has requested Edward Isaacs & Company LLP to furnish a letter addressed to the Commission stating whether it agrees with the statements made in this Item. Such letter is included in an exhibit to this Form 8-K.

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Exhibit

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

We were previously the independent accountants for Community Medical Transport, Inc. and we reported on the consolidated financial statements of Community Medical Transport, Inc. and subsidiaries as of and for the two years ended December 31, 1999. On October 2, 2000 we informed Community Medical Transport, Inc. that we had merged with McGladery & Pullen, LLP and we would no longer be independent accountants of Community Medical Transport, Inc. statements included under Item 4 of its Form 8-K for October 10, 2000 and we agree with such statements.

New York, New York
October 10, 2000

/s/Edward Isaacs & Company LLP
-------------------------------
Edward Isaacs & Company LLP


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          COMMUNITY MEDICAL TRANSPORT, INC.



Date:  October 10, 2000                 By: /s/ Nicholas Puglisi
                                       -----------------------------------
                                            Nicholas Puglisi
                                            Chief Financial Officer